CAPITAL RISK MANAGEMENT	12 Months Ended
Mar. 31, 2025
Capital Risk Management [Abstract]
CAPITAL RISK MANAGEMENT	CAPITAL RISK MANAGEMENT
The Company’s capital allocation priorities are focused on:
(i)     Organic investments for sustainable and accretive growth;
(ii)    Maintaining a strong balance sheet for optimal resiliency and financial flexibility;
(iii)   Balancing returns to shareholders with leverage targets and growth investment opportunities.

The Company manages its capital structure and makes corresponding adjustments based on changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, issue new shares or debt, use cash to reduce debt or repurchase shares.

To accomplish its objectives stated above, the Company monitors its capital on the basis of the net debt to capital. This ratio is calculated as net debt divided by the sum of total equity plus net debt. Net debt is calculated as total long-term debt, including the current portion of long-term debt less cash and cash equivalents. Total equity comprises share capital, contributed surplus, accumulated other comprehensive income, retained earnings and non-controlling interests.

The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

		2025	2024
Total long-term debt (Note 21)		$3,470.4	$3,074.3
Less: cash and cash equivalents		(293.7)	(160.1)
Net debt		$3,176.7	$2,914.2
Equity		4,976.0	4,302.6
Total net debt plus equity		$8,152.7	$7,216.8
Net debt-to-capital	%	39.0%	40.4